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                                                                      EXHIBIT 21

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                  Subsidiary                                                    Jurisdiction of Incorporation
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
United States:

Advertising & Display Services, Inc.                                                          Delaware
AER/WW Partnership                                                                            Colorado
ARA-JEK, Inc.                                                                                 Pennsylvania
ARAMARK - Gourmet Atlanta, L.L.C.                                                             Georgia
ARAMARK American Food Services, Inc.                                                          Ohio
ARAMARK Bay Area Group, Inc.                                                                  Delaware
ARAMARK Business Dining Services of Texas, Inc.                                               Texas
ARAMARK Cleanroom Services, Inc.                                                              Delaware
ARAMARK Concessions Services Joint Venture                                                    Texas
ARAMARK Confection Services, Inc.                                                             Delaware
ARAMARK Consumer Discount Company                                                             Pennsylvania
ARAMARK Correctional Services, Inc.                                                           Delaware
ARAMARK Educational Group, Inc.                                                               Delaware
ARAMARK Educational Resources, Inc.                                                           Delaware
ARAMARK Educational Services of Texas, Inc.                                                   Texas
ARAMARK Educational Services of Vermont, Inc.                                                 Vermont
ARAMARK Educational Services, Inc.                                                            Delaware
ARAMARK Entertainment, Inc.                                                                   Delaware
ARAMARK Event Security Services, Inc.                                                         New York
ARAMARK Executive Management Services USA, Inc.                                               Delaware
ARAMARK Facilities Management, Inc.                                                           Delaware
ARAMARK Facility Management Corporation of Iowa                                               Iowa
ARAMARK Facilities Management Corporation of Huntington                                       West Virginia
ARAMARK Facility Services, Inc.                                                               Maryland
ARAMARK Food and Support Services Group, Inc.                                                 Delaware
ARAMARK Food Service Corporation                                                              Delaware
ARAMARK Food Service Corporation of Kansas                                                    Kansas
ARAMARK Food Service Corporation of Texas                                                     Texas
ARAMARK Food Service Corporation of Wisconsin                                                 Wisconsin
ARAMARK Healthcare Support Services of Texas, Inc.                                            Texas
ARAMARK Healthcare Support Services of the Virgin Islands, Inc.                               Delaware
ARAMARK Healthcare Support Services, Inc.                                                     Delaware
ARAMARK Industrial Services, Inc.                                                             Delaware
ARAMARK Kitty Hawk, Inc.                                                                      Idaho
ARAMARK Magazine & Book Services, Inc.                                                        Delaware
ARAMARK Marketing Services Group, Inc.                                                        Delaware
ARAMARK Organizational Services, Inc.                                                         Delaware
ARAMARK Pittsburgh Limited                                                                    Delaware
ARAMARK Pittsburgh Stadium Concessions, Inc.                                                  Pennsylvania
ARAMARK RBI, Inc.                                                                             Delaware
ARAMARK Refreshment Services, Inc.                                                            Delaware
ARAMARK Resource Services, Inc.                                                               Delaware
ARAMARK Senior Notes Company                                                                  Delaware
ARAMARK Services Management of AK, Inc.                                                       Alaska
ARAMARK Services Management of AL, Inc.                                                       Alabama
ARAMARK Services Management of AR, Inc.                                                       Arkansas
ARAMARK Services Management of AZ, Inc.                                                       Arizona
ARAMARK Services Management of CA, Inc.                                                       California
ARAMARK Services Management of CO, Inc.                                                       Colorado
ARAMARK Services Management of CT, Inc.                                                       Connecticut
ARAMARK Services Management of DC, Inc.                                                       District of Columbia
ARAMARK Services Management of DE, Inc.                                                       Delaware
ARAMARK Services Management of FL, Inc.                                                       Florida
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                  Subsidiary                                                    Jurisdiction of Incorporation
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
ARAMARK Services Management of GA, Inc.                                                       Georgia
ARAMARK Services Management of HI, Inc.                                                       Hawaii
ARAMARK Services Management of IA, Inc.                                                       Iowa
ARAMARK Services Management of ID, Inc.                                                       Idaho
ARAMARK Services Management of IL, Inc.                                                       Illinois
ARAMARK Services Management of IN, Inc                                                        Indiana
ARAMARK Services Management of KS, Inc.                                                       Kansas
ARAMARK Services Management of KY, Inc.                                                       Kentucky
ARAMARK Services Management of LA, Inc.                                                       Louisiana
ARAMARK Services Management of MA, Inc.                                                       Massachusetts
ARAMARK Services Management of MD, Inc.                                                       Maryland
ARAMARK Services Management of ME, Inc.                                                       Maine
ARAMARK Services Management of MI, Inc.                                                       Michigan
ARAMARK Services Management of MN, Inc.                                                       Minnesota
ARAMARK Services Management of MO, Inc.                                                       Missouri
ARAMARK Services Management of MS, Inc.                                                       Mississippi
ARAMARK Services Management of MT, Inc.                                                       Montana
ARAMARK Services Management of NC, Inc.                                                       North Carolina
ARAMARK Services Management of ND, Inc.                                                       North Dakota
ARAMARK Services Management of NE, Inc.                                                       Nebraska
ARAMARK Services Management of NH, Inc.                                                       New Hampshire
ARAMARK Services Management of NJ, Inc.                                                       New Jersey
ARAMARK Services Management of NM, Inc.                                                       New Mexico
ARAMARK Services Management of NV, Inc.                                                       Nevada
ARAMARK Services Management of NY, Inc.                                                       New York
ARAMARK Services Management of OH, Inc.                                                       Ohio
ARAMARK Services Management of OK, Inc.                                                       Oklahoma
ARAMARK Services Management of OR, Inc.                                                       Oregon
ARAMARK Services Management of PA, Inc.                                                       Pennsylvania
ARAMARK Services Management of RI, Inc.                                                       Rhode Island
ARAMARK Services Management of SC, Inc.                                                       South Carolina
ARAMARK Services Management of SD, Inc.                                                       South Dakota
ARAMARK Services Management of TN, Inc.                                                       Tennessee
ARAMARK Services Management of TX, Inc.                                                       Texas
ARAMARK Services Management of UT, Inc.                                                       Utah
ARAMARK Services Management of VA, Inc.                                                       Virginia
ARAMARK Services Management of VT, Inc.                                                       Vermont
ARAMARK Services Management of WA, Inc.                                                       Washington
ARAMARK Services Management of WI, Inc.                                                       Wisconsin
ARAMARK Services Management of WV, Inc.                                                       West Virginia
ARAMARK Services Management of WY, Inc.                                                       Wyoming
ARAMARK Services of Kansas, Inc.                                                              Kansas
ARAMARK Services of Puerto Rico, Inc.                                                         Delaware
ARAMARK Services, Inc.                                                                        Delaware
ARAMARK Sports and Entertainment Services/Martin's Stadium, Inc.                              Maryland
ARAMARK Sports and Entertainment Services /Quality Concessions Joint Venture                  Texas
ARAMARK Sports and Entertainment Group, Inc.                                                  Delaware
ARAMARK Sports and Entertainment Services of Texas, Inc.                                      Texas
ARAMARK Sports and Entertainment Services, Inc.                                               Delaware
ARAMARK Summer Games 1996, Inc.                                                               Delaware
ARAMARK U.S. Offshore Services, Inc.                                                          Delaware
ARAMARK Uniform & Career Apparel, Inc.                                                        Delaware
ARAMARK Uniform & Career Apparel Group, Inc.                                                  Delaware
ARAMARK Uniform Manufacturing Company                                                         Delaware
ARAMARK Venue Services, Inc.                                                                  Delaware
ARAMARK-SFS Healthcare J.V., L.L.C.                                                           Delaware
ARAMARK/G-S Joint Venture                                                                     Washington
ARAMARK/Giacometti Joint Venture                                                              Oregon
ARAMARK/Gourmet WSSU, LLC                                                                     North Carolina
ARAMARK/Gourmet, L.L.C.                                                                       Georgia
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                  Subsidiary                                                    Jurisdiction of Incorporation
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
ARAMARK/GSM Joint Venture                                                                     Pennsylvania
ARAMARK/HMS Company                                                                           Delaware
ARAMARK/Jackmont, L.L.C.                                                                      Georgia
ARAMARK/Martin's Stadium Concession Services J.V.                                             Maryland
ARAMARK/SFS Joint Venture                                                                     Delaware
Centrum Auditorium Food & Beverage Partnership                                                Massachusetts
Aurora Educational Resources Company                                                          Colorado
CWLC Brokerage, Inc.                                                                          Colorado
D.G. Maren II, Inc.                                                                           Delaware
Davre's Inc.                                                                                  Delaware
Delsac VI, Inc.                                                                               Delaware
Delsac VII, Inc.                                                                              Delaware
Delsac VIII, Inc.                                                                             Delaware
Fashion-Tex Services, Inc.                                                                    California
FMG/AFM Joint Venture                                                                         Pennsylvania
Gall's, Inc.                                                                                  Delaware
H.M.S. Delaware, Inc.                                                                         Delaware
Harry M. Stevens, Inc.                                                                        New York
Harry M. Stevens, Inc. of New Jersey                                                          New Jersey
Harry M. Stevens, Inc. of Penn.                                                               Pennsylvania
Landy Textile Rental Services, Inc.                                                           Pennsylvania
Linen Supply Service, Inc.                                                                    Illinois
M.S. Dixie, Inc.                                                                              Nevada
Main, Inc.                                                                                    Florida
MyAssistant, Inc.                                                                             Pennsylvania
Newco Delaware, Inc.                                                                          Delaware
Ogden Allied Lakewood Associates                                                              Georgia
Ogden-JLLC                                                                                    Michigan
Restaura, Inc.                                                                                Michigan
Shoreline Operating Company, Inc.                                                             California
SMG*                                                                                          Pennsylvania
Smithsub, Inc.                                                                                Virginia
Travel Systems, Inc.                                                                          Nevada
Top of the World at the World Trade Center L. P.                                              New York
Veterans Stadium Associates Limited Partnership                                               Pennsylvania

INTERNATIONAL:

Administracion De Servicios Hosteleros S.A.                                                   Spain
ARAMARK (Asia) Pte Limited                                                                    Singapore
ARAMARK Canada Facility Services Ltd.                                                         Canada
ARAMARK Canada Recycling Services Ltd.                                                        Canada
ARAMARK Canada, Ltd.                                                                          Canada
ARAMARK Canadian Investments, Inc.                                                            Canada
ARAMARK Catering Limited*                                                                     United Kingdom
ARAMARK Cleaning S.A.                                                                         Belgium
ARAMARK Equatorial Guinea, Inc.                                                               Equatorial Guinea
ARAMARK GmbH                                                                                  Germany
ARAMARK Holdings GmbH                                                                         Germany
ARAMARK Holdings Ltd.                                                                         United Kingdom
ARAMARK Investments BV                                                                        Amsterdam
ARAMARK Investments Limited                                                                   United Kingdom
ARAMARK Ireland Holdings Limited                                                              Ireland
ARAMARK Limited                                                                               United Kingdom
ARAMARK Mexico, S.A. de C.V.                                                                  Mexico
ARAMARK Quebec, Inc.                                                                          Candad
ARAMARK Restaurations GmbH                                                                    Germany
ARAMARK S.A.                                                                                  Belgium
ARAMARK S.A. de C.V.                                                                          Mexico
ARAMARK S.R.O.                                                                                Czech Republic
ARAMARK Services of Canada, Inc.                                                              Canada
ARAMARK Servicios de Catering, S.L.                                                           Spain
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                  Subsidiary                                                    Jurisdiction of Incorporation
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ARAMARK Servicios Industriales de Mexico S.L.                                                 Mexico
ARAMARK Servicios Integrales, S.A.                                                            Spain
ARAMARK Skolni Jidelni, S.R.O.                                                                Czech Republic
ARAMARK Slovak Republic S.R.O.                                                                Slovak Republic
ARAMARK Szolgaltato Es Kereskedelmi KFT.                                                      Hungary
ARAMARK Uniform Manufacturing de Mexico, S.A. de C.V.                                         Mexico
ARAMARK Worldwide Investments Limited                                                         United Kingdom
ARAMONT  Company Ltd.                                                                         Bermuda
Complete Purchasing Services, Inc.                                                            Canada
DynaMed UK Limited                                                                            United Kingdom
Ogden Entertainment Services (Canada), Inc.                                                   Canada
Services D'Entretrien ARAMARK Quebec, Inc.                                                    Canada
VB Offshore Accomodation Management Ltd.                                                      Canada
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* Not all subsidiaries of joint ventures are listed.



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